John Hancock
Patriot
Global
Dividend Fund

SEMI
ANNUAL
REPORT

1.31.03

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

Fund's investments
page 6

Financial statements
page 9

For your information
page 21

Dear Fellow Shareholders,

After starting 2003 with a bang, the stock market quickly gave in to the continuing pressures that plagued it throughout 2002. The threat of war with Iraq increased and terrorism fears grew. The uncertainty surrounding these and other geopolitical issues became uppermost in investors' minds and caused the market to continue the tumble that marked 2002. In the month of January, the Dow Jones Industrial Average returned -3.24%, the Standard & Poor's 500 Index lost 2.61% and the Nasdaq Composite Index lost 1.09%. Bonds remained essentially flat in January, with the exception of lower-grade high-yield bonds, which continued a rally they began in the fourth quarter of 2002.

January's results matched the trend of the last three years, in which stocks lost ground every year as the economy stalled, corporate spending and profits were lackluster and investor confidence plunged amid corporate scandals. Bonds, on the other hand, outperformed stocks for a third straight year and produced positive results in 2002, while 96% of U.S. diversified stock mutual funds lost money. These results only confirm the importance of having a portfolio well-diversified among stocks, bonds and cash.

In fact, the disparity between stock and bond results over the last three years means that many investors' portfolios may have shifted substantially in their mix between stocks and bonds. We recommend working with your investment professional to rebalance your assets according to your long-term goals.

After three down years, no one can predict when the bear market cycle will turn. Currently, uncertainties abound, with ongoing concerns about the economy and the possibility of war and other geopolitical risks.

While all these factors are beyond our control, investors can take charge of how they maneuver through the inevitable bull and bear market cycles. We've said it before, but it bears repeating: the key is to keep a long-term perspective and work with your investment professional to develop and maintain a properly diversified portfolio. We believe this offers the best protection in tough times and the best means to reach your long-term goals.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer


YOUR FUND
AT A GLANCE

The Fund seeks
to provide high
current income,
consistent with
modest growth in
capital, by invest-
ing in a diversified
portfolio of U.S.
dollar-denominated,
dividend-paying
preferred and
common stocks
of domestic and
foreign issuers,
as well as debt
obligations.

Over the last six months

* Preferred stocks performed relatively well, driven by falling interest rates and a Presidential proposal to eliminate taxes on dividends.

* The Fund benefited from oil and natural gas-related preferred holdings, as prices of both commodities soared.

* Most utility common stocks stumbled, although the Fund's focus on basic transmission and distribution companies helped it avoid problems.


[Bar chart with heading "John Hancock Patriot Global Dividend Fund." Under the heading is a note that reads "Fund performance for the six months ended January 31, 2003." The chart is scaled in increments of 1% with 0% at the bottom and 5% at the top. The first bar represents the 4.59% total return for John Hancock Patriot Global Dividend Fund. A note below the chart reads "The total return for the Fund is at net asset value with all distributions reinvested."]


Top 10 issuers

 5.4%   Lehman Brothers, Inc.
 4.6%   Bear Stearns Companies, Inc.
 4.5%   Puget Energy, Inc.
 3.6%   South Carolina Electric & Gas Co.
 3.5%   HSBC USA, Inc.
 3.4%   SLM Corp.
 3.2%   Alabama Power Co.
 3.2%   Devon Energy Corp.
 3.2%   El Paso Tennessee Pipeline Co., Inc.
 3.1%   Anadarko Petroleum Corp.

As a percentage of net assets plus value of preferred shares on January 31, 2003.


MANAGERS'
REPORT

BY GREGORY K. PHELPS, FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Patriot Global Dividend Fund

Preferred stocks, which account for the bulk of John Hancock Patriot Global Dividend Fund, turned in reasonably good performances for the six-month period ended January 31, 2003, despite mounting concerns about the economy, geopolitics and the fallout from corporate accounting and governance scandals. Early on, preferred stocks' gains were driven primarily by falling interest rates. Preferred stocks pay dividends, just like bonds pay regular interest, and, like bonds, their prices tend to rise when interest rates fall. Furthermore, preferreds were in strong demand from income-seeking investors who sought out significantly higher yields than what companies paid on their bonds and common stock. Many preferred stocks continued to yield between 7% and 9%, outstripping by a fairly wide margin the yields paid by corporate and other bonds, and the dividends paid by common stocks. In the final month of the period, preferreds got an added boost from President Bush's proposal to eliminate the double taxation of dividends. Adding further fuel to preferreds' rise was increased demand from the launch of several large mutual funds whose main focus was preferred stocks.

"Preferred stocks...turned
 in reasonably good
 performances for the
 six-month period ended
 January 31, 2003..."

UTILITY STOCKS DIM, THEN BRIGHTEN

Utility common stocks were mired in a host of problems in the fall of 2002, but showed signs of brightening in early winter. Much of their initial poor performance stemmed from the pain of the investigation and collapse of energy-trading company Enron plus subsequent investigations of similar companies. Questions about corporate accounting practices, accountability and ethics at these rogue companies cast a pall over the entire utility common stock group. In the late summer, even the most "plain vanilla" utilities that transmit and distribute electricity came under pressure, as mutual fund managers sold their strongest utility performers in order to meet the swell of shareholder redemptions that resulted from a weak overall stock market environment. The period ended, however, on a more upbeat note when the onset of winter, coupled with rising oil and natural gas prices and the prospects for a dividend tax cut set off a bit of a rebound in the utility common-stock sector in December and January.

[A photo of Greg Phelps flush right next to first paragraph.]

FUND PERFORMANCE

For the six months ended January 31, 2003, John Hancock Patriot Global Dividend Fund returned 4.59% at net asset value. By comparison, the average income and preferred stock closed-end fund returned 3.26%, according to Lipper, Inc. Over the same six-month period, the broad Standard & Poor's 500 Index returned -5.26% and the Dow Jones Utility Average, which tracks the performance of 15 electric and natural gas utilities, returned -10.15%.

"...companies involved
 in the production and
 distribution of oil and
 natural gas [were] among
 our best performers..."

RISING ENERGY PRICES BOOST OIL/GAS HOLDINGS

The run-up in oil prices -- which also helped pump up natural gas prices -- caused companies involved in the production and distribution of oil and natural gas to be among our best performers in the period. Despite relatively anemic global demand for energy, oil and natural gas prices skyrocketed as the year wore on, due to growing concerns about political problems in Venezuela and worries that the escalation of tensions in the Middle East and a possible U.S. attack on Iraq would disrupt oil supplies. Some standout holdings included Anadarko Petroleum, Apache Corp. and Devon Energy.

[Table at top left-hand side of page entitled "Top five industry groups1." The first listing is Utilities 51%, the second is Broker services 12%, the third Oil & gas 9%, the fourth Banks-United States 8%, and the fifth Finance 7%.]

But there were some notable disappointments among our preferred-stock holdings. El Paso Corp. and its wholly owned subsidiary Coastal came under pressure when a judge ruled that the company had manipulated pipeline capacity during the 2001 California power crisis. We think the company will be exonerated in its appeal to the Federal Energy Regulatory Commission. Our holdings in Sierra Pacific also were hurt by what we believe to be an unfair rate decision, which resulted in a substantial downgrade of the company's credit quality. Despite that development, we continue to hang onto the stock because the company has a very strong management team, and the demand for the electricity it provides is growing much faster than most of its counterparts across the country. In addition, our holdings in Acquila and Xcel Energy also were hurt in part because they were forced to sell assets under distressed market conditions in order to placate credit rating agencies.

[Pie chart in middle of page with heading "Portfolio diversification1" The chart is divided into three sections (from top to left): Preferred stocks 72%, Common stocks 26% and Short-term investments & other 2%.]

TRANSMISSION/DISTRIBUTION COMPANIES BUCK TREND

Our emphasis on utility companies that do rather mundane things like transmit and distribute electricity helped us avoid the most put-upon electric trading companies such as Enron. NSTAR, for instance, held up better than most due in part to the favorable regulatory environment in its service area. Investors also liked the company's reputation for paying reliable dividends. Other holdings that held up better than the utility common stock group overall included DTE Energy, Key Span and Northeast Utilities. Their resilience was due to their lack of energy trading operations, and their location in favorable regulatory environments that are enjoying strong and growing demand.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Anadarko Petroleum followed by an up arrow with the phrase "Oil prices spike amid fears of Iraq war." The second listing is Energy East followed by an up arrow with the phrase "Demand for high-yielding stocks boosts price." The third listing is El Paso Tennessee Pipeline followed by a down arrow with the phrase "Company's role in California power crisis questioned."]

"Low interest rates
 should continue to
 prompt strong demand
 for preferred stocks."

OUTLOOK

Our view is that continued lackluster economic growth will preclude the need for interest rate hikes for the foreseeable future. Low interest rates should continue to prompt strong demand for preferred stocks. Another factor likely to ignite demand for preferred stocks is President Bush's proposal to eliminate taxes on dividends. In the weeks following that announcement, many investors started to put higher values on dividend-producing stocks. As for utility common stocks, we're encouraged that many companies spent 2002 reducing debt, which could foster more stable rating-agency outlooks and, ultimately, a rebound in stock prices. Further potential positives for the group include actual enactment of dividend tax relief and the elimination of an anachronistic law limiting utility mergers. The proposal to do so is part of the President's energy policy act and enjoys bipartisan Congressional support.

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

1 As a percentage of the Fund's portfolio on 1-31-03



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
January 31, 2003
(unaudited)

This schedule is divided into three main categories: preferred stocks, common stocks and short-term investments. The preferred and common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

 SHARES  ISSUER                                                                                                 VALUE
PREFERRED STOCKS 115.70%                                                                                 $112,608,050
(Cost $117,734,321)

Agricultural Operations 4.07%                                                                               3,960,000
 45,000  Ocean Spray Cranberries, Inc., 6.25%, Ser A (R)                                                    3,960,000

Banks -- Foreign 4.08%                                                                                      3,974,734
154,900  Australia and New Zealand Banking Group Ltd.,
         9.125% (Australia)                                                                                 3,974,734

Banks -- United States 13.60%                                                                              13,233,912
 80,000  FleetBoston Financial Corp., 6.75%,
         Depositary Shares, Ser VI                                                                          4,380,000
108,550  HSBC USA, Inc., $2.8575                                                                            5,508,912
 60,000  J.P. Morgan Chase & Co., 6.625%,
         Depositary Shares, Ser H                                                                           3,345,000

Broker Services 19.00%                                                                                     18,489,390
 61,000  Bear Stearns Cos., Inc., 5.49%, Ser G                                                              2,822,470
 92,000  Bear Stearns Cos., Inc., 5.72%, Ser F                                                              4,416,000
147,950  Lehman Brothers Holdings, Inc., 5.67%,
         Depositary Shares, Ser D                                                                           7,101,600
 28,100  Lehman Brothers Holdings, Inc., 5.94%, Ser C                                                       1,376,900
 98,000  Merrill Lynch & Co., Inc., 9.00%, Depositary Shares, Ser A                                         2,772,420

Diversified Operations 1.44%                                                                                1,402,500
 51,000  Grand Metropolitan Delaware, L.P., 9.42%, Gtd Ser A                                                1,402,500

Finance 11.51%                                                                                             11,200,480
 85,200  Citigroup, Inc., 6.231%, Depositary Shares, Ser H                                                  4,430,400
 56,000  Household International, Inc., 7.50%,
         Depositary Shares, Ser 2001-A                                                                      1,410,080
100,000  SLM Corp., 6.97%, Ser A                                                                            5,360,000

Leasing Companies 1.58%                                                                                     1,540,620
162,000  AMERCO, 8.50%, Ser A                                                                               1,540,620

Media 5.44%                                                                                                 5,293,124
166,200  Shaw Communications, Inc., 8.45%, Ser A (Canada)                                                   3,360,564
 95,200  Shaw Communications, Inc., 8.50% (Canada)                                                          1,932,560

Oil & Gas 13.79%                                                                                           13,418,250
 52,300  Anadarko Petroleum Corp., 5.46%, Depositary Shares                                                 4,916,200
 35,300  Apache Corp., 5.68%, Depositary Shares, Ser B                                                      3,477,050
 50,000  Devon Energy Corp., 6.49%, Ser A                                                                   5,025,000


Telecommunications 0.80%                                                                                      779,968
 13,928  Touch America Holdings, Inc., $6.875                                                                 779,968

Utilities 40.39%                                                                                           39,315,072
210,000  Alabama Power Co., 5.20%                                                                           5,092,500
 10,000  Baltimore Gas & Electric Co., 6.99%, Ser 1995                                                      1,040,000
 40,000  Coastal Finance I, 8.375%                                                                            702,800
146,000  El Paso Tennessee Pipeline Co., 8.25%, Ser A                                                       4,964,000
 55,700  Energy East Capital Trust I, 8.25%                                                                 1,468,252
 17,310  Northern Indiana Public Service Co., 7.50%                                                         1,748,310
 19,750  Pacific Enterprises, $4.50                                                                         1,422,000
 46,000  PSI Energy, Inc., 6.875%                                                                           4,770,200
  7,000  Public Service Electric & Gas Co., 6.92%                                                             708,750
185,000  Puget Sound Energy, Inc., 7.45%, Ser II                                                            4,771,150
220,800  Sierra Pacific Power Co., 7.80%, Ser 1 (Class A)                                                   3,698,400
 55,000  South Carolina Electric & Gas Co., 6.52%                                                           5,637,500
118,000  TDS Capital Trust II, 8.04%                                                                        2,916,960
 15,000  TXU US Holdings Co., $1.805, Depositary Shares, Ser B                                                374,250

COMMON STOCKS 42.44%                                                                                      $41,304,029
(Cost $54,904,423)

Telecommunications 0.03%                                                                                       28,490
 77,000  Touch America Holdings, Inc.                                                                          28,490

Utilities 42.41%                                                                                           41,275,539
127,420  Alliant Energy Corp.                                                                               2,062,930
154,000  Aquila, Inc.                                                                                         283,360
112,900  CH Energy Group, Inc.                                                                              4,875,022
 47,500  Dominion Resources, Inc.                                                                           2,574,025
111,900  DTE Energy Co.                                                                                     4,690,848
 58,000  Duke Energy Corp.                                                                                    987,740
194,000  Energy East Corp.                                                                                  3,825,680
102,000  KeySpan Corp.                                                                                      3,468,000
 44,000  NiSource, Inc.                                                                                       781,880
180,000  Northeast Utilities                                                                                2,583,000
 79,000  NSTAR                                                                                              3,318,000
 40,500  Peoples Energy Corp.                                                                               1,490,805
 28,000  Progress Energy, Inc.                                                                              1,131,480
 35,000  Progress Energy, Inc. (Contingent Value Obligation)                                                    5,250
112,800  Puget Energy, Inc.                                                                                 2,233,440
254,000  Sierra Pacific Resources                                                                           1,178,560
143,700  TECO Energy, Inc.                                                                                  1,987,371
 60,400  WPS Resources Corp.                                                                                2,299,428
136,000  Xcel Energy, Inc.                                                                                  1,498,720

                                                                             INTEREST       PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                           RATE       (000s OMITTED)          VALUE
SHORT-TERM INVESTMENTS 3.46%                                                                               $3,370,794
(Cost $3,370,794)

Commercial Paper 3.46%
ChevronTexaco Corp., 02-03-03                                                    1.10%         $3,371       3,370,794

TOTAL INVESTMENTS 161.60%                                                                                $157,282,873

OTHER ASSETS AND LIABILITIES, NET (61.60%)                                                               ($59,952,097)

TOTAL NET ASSETS 100.00%                                                                                  $97,330,776

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $3,960,000 or 4.07% of net assets as of January 31, 2003.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




ASSETS AND
LIABILITIES

January 31, 2003
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes.
You'll also find
the net asset
value for each
common share.

ASSETS
Investments at value (cost $176,009,538)                         $157,282,873
Cash                                                                      229
Dividends receivable                                                  376,310
Other assets                                                           36,563

Total assets                                                      157,695,975

LIABILITIES
Payable to affiliates                                                 132,984
Other payables and accrued expenses                                   141,798

Total liabilities                                                     274,782
Dutch Auction Rate Transferable Securities preferred
  shares (DARTS), at value, unlimited number of
  shares of beneficial interest authorized with
  no par value, 600 shares issued, liquidation
  preference of $100,000 per share                                 60,090,417

NET ASSETS
Common shares capital paid-in                                     113,493,473
Accumulated net realized loss on investments                         (655,228)
Net unrealized depreciation of investments                        (18,726,665)
Accumulated net investment income                                   3,219,196

Net assets applicable to common shares                            $97,330,776

NET ASSET VALUE PER COMMON SHARE
Based on 8,344,700 shares of beneficial interest
  outstanding -- unlimited number of shares
  authorized with no par value                                         $11.66

See notes to
financial statements.



OPERATIONS

For the period ended
January 31, 2003
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Dividends                                                          $5,248,588
Interest                                                               15,032

Total investment income                                             5,263,620

EXPENSES
Investment management fee                                             629,665
Administration fee                                                    118,062
DARTS auction fee                                                      77,460
Auditing fee                                                           40,555
Printing                                                               20,522
Custodian fee                                                          20,115
Transfer agent fee                                                     15,987
Registration and filing fee                                            11,528
Miscellaneous                                                           8,401
Trustees' fee                                                           4,928
Legal fee                                                                 864

Total expenses                                                        948,087

Net investment income                                               4,315,533

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on investments                                     (194,221)
Change in net unrealized appreciation (depreciation)
  of investments                                                      843,423

Net realized and unrealized gain                                      649,202
Distribution to DARTS                                                (510,870)

Increase in net assets from operations                             $4,453,865

1 Semiannual period from 8-1-02 through 1-31-03.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets shows
how the value
of the Fund's
net assets has
changed since
the end of the
previous period.
The difference
reflects earnings
less expenses,
any investment
gains and losses
and distributions
paid to share
holders, if any.
                                                      YEAR        PERIOD
                                                     ENDED         ENDED
                                                   7-31-02       1-31-03 1
INCREASE IN NET ASSETS
From operations

Net investment income                           $9,387,474    $4,315,533

Net realized loss                                 (184,775)     (194,221)
Change in net unrealized
  appreciation (depreciation)                  (18,211,295)      843,423

Distributions to DARTS                          (1,233,275)     (510,870)

Increase (decrease) in net assets
  resulting from operations                    (10,241,871)    4,453,865

Distributions to common shareholders
From net investment income                      (8,110,601)   (4,055,524)

NET ASSETS
Beginning of period                            115,284,907    96,932,435

End of period 2                                $96,932,435   $97,330,776

1 Semiannual period from 8-1-02 through 1-31-03. Unaudited.

2 Includes accumulated net investment income of $3,470,057 and $3,219,196, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                           7-31-98     7-31-99     7-31-00     7-31-01     7-31-02     1-31-03 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $14.33      $15.13      $14.01      $12.66      $13.82      $11.62
Net investment income 2                                   1.30        1.20        1.24        1.18        1.12        0.52
Net realized and unrealized
  gain (loss) on investments                              0.85       (0.99)      (1.31)       1.27       (2.20)       0.07
Distributions to DARTS                                   (0.30)      (0.29)      (0.31)      (0.32)      (0.15)      (0.06)
Total from investment operations                          1.85       (0.08)      (0.38)       2.13       (1.23)       0.53
Less distributions to
  common shareholders
From net investment income                               (1.05)      (1.04)      (0.97)      (0.97)      (0.97)      (0.49)
Net asset value,
  end of period                                         $15.13      $14.01      $12.66      $13.82      $11.62      $11.66
Per share market value
  end of period                                         $13.19      $11.19      $11.19      $12.66      $11.13      $12.10
Total return at
  market value 3 (%)                                     10.30       (8.02)       9.51       22.53       (5.06)      13.32 4

RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to common
  shares, end of period (in millions)                     $126        $117        $106        $115         $97         $97
Ratio of expenses to average
  net assets 5 (%)                                        1.85        1.85        1.91        1.87        1.94        1.96 6
Ratio of net investment income
  to average net assets 7 (%)                             8.72        8.09        9.63        8.57        8.44        8.91 6
Portfolio turnover (%)                                      43          38          24          26          17           2

SENIOR SECURITIES
Total value of DARTS outstanding
  (in millions)                                            $60         $60         $60         $60         $60         $60
Involuntary liquidation preference
  per unit (in thousands)                                 $100        $100        $100        $100        $100        $100
Approximate market value
  per unit (in thousands)                                 $100        $100        $100        $100        $100        $100
Asset coverage per unit 8                             $310,691    $296,112    $273,324    $290,681    $254,633    $260,311

1 Semiannual period from 8-1-02 through 1-31-03. Unaudited.

2 Based on the average of shares outstanding.

3 Assumes dividend reinvestment.

4 Not annualized.

5 Ratios calculated on the basis of expenses applicable to common shares relative to the average net assets of common shares. Without the exclusion of preferred shares value, the annualized ratio of expenses would have been 1.25%, 1.25%, 1.23%, 1.23%,1.26%, and 1.20%, respectively.

6 Annualized.

7 Ratios calculated on the basis of net investment income applicable to common shares relative to the average net assets of common shares.
  Without the exclusion of preferred shares, the annualized ratio of net investment income would have been 5.86%, 5.45%, 6.18%, 5.63%, 5.48% and 5.48%, respectively.

8 Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing such amount by the number of DARTS outstanding, as of the applicable 1940 Act Evaluation Date.

See notes to
financial statements.




NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock Patriot Global Dividend Fund (the "Fund") is a diversified closed-end management investment company registered under the Investment Company Act of 1940.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. The Fund determines the net asset value of the common shares each business day.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore no federal income tax provision is required.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Dutch Auction Rate Transferable Securities preferred shares

The Fund issued 600 shares of Dutch Auction Rate Transferable Securities preferred shares ("DARTS") on October 16, 1992, in a public offering. The underwriting discount was recorded as a reduction of the capital of common shares.

Dividends on the DARTS, which accrue daily, are cumulative at a rate that was established at the offering of the DARTS and has been reset every 49 days thereafter by an auction. Dividend rates on DARTS ranged from 1.50% to 2.98% during the period ended January 31, 2003. Accrued dividends on DARTS are included in the value of DARTS on the Fund's statement of assets and liabilities.

The DARTS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The DARTS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the DARTS, as defined in the Fund's by-laws. If the dividends on the DARTS shall remain unpaid in an amount equal to two full years' dividends, the holders of the DARTS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the DARTS and the common shareholders have equal voting rights of one vote per share, except that the holders of the DARTS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the DARTS and common shares.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.80% of the Fund's average weekly net assets plus the value attributable to the DARTS.

The Fund has an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communications services with the shareholders. The Fund pays the Adviser a monthly administration fee at an annual rate of approximately 0.15% of the Fund's average weekly net assets plus the value attributable to the DARTS.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund common share transactions

The listing illustrates the reclassification of capital accounts and the number of common shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value.

                           YEAR ENDED 7-31-02        PERIOD ENDED 1-31-03 1
                        SHARES         AMOUNT      SHARES          AMOUNT

Beginning of period  8,344,700   $113,627,247   8,344,700    $113,493,473
Reclassification of
capital accounts            --       (133,774)         --              --
End of period        8,344,700   $113,493,473   8,344,700    $113,493,473

1 Semiannual period from 8-1-02 through 1-31-03. Unaudited.

NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended January 31, 2003, aggregated $2,457,189 and $4,081,503, respectively.

The cost of investments owned at January 31, 2003, including short-term investments, for federal income tax purposes was $176,193,955. Gross unrealized appreciation and depreciation of investments aggregated $6,959,332 and $25,870,414, respectively, resulting in net unrealized depreciation of $18,911,082. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

INVESTMENT OBJECTIVE AND POLICY

The Fund's investment objective is to provide a high level of current income, consistent with modest growth of capital, for holders of its common shares of beneficial interest. The Fund will pursue its objective by investing in a diversified portfolio of dividend-paying preferred and common stocks of domestic and foreign issuers, as well as debt obligations, with the Fund investing only in U.S. dollar-denominated securities.

The Fund's non-fundamental investment policy, with respect to the quality of ratings of its portfolio investments, was changed by a vote of the Fund's Trustees on September 13, 1994. The new policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment-grade (at least "BBB" by S&P or "Baa" by Moody's) at the time of investment or will be preferred stocks of issuers of investment-grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality. The new policy supersedes the requirement that at least 80% of the Fund's total assets consist of preferred stocks and debt obligations rated "A" or higher and dividend-paying common stocks whose issuers have senior debt rated "A" or higher.

On November 20, 2001, the Fund's Trustees approved the following investment policy investment restriction change, effective December 15, 2001. Under normal circumstances the Fund will invest at least 80% of its assets in dividend-paying securities. The "Assets" are defined as net assets including the liquidation preference amount of the DARTS plus borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

In November 2002, the Board of Trustees adopted several amendments to the Fund's by-laws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the by-laws require shareholders to notify the Fund in writing of any proposal which they intend to present at an annual meeting of shareholders, including any nominations for trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year's annual meeting of shareholders. The notification must be in the form prescribed by the by-laws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures, which must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the by-laws.

DIVIDEND REINVESTMENT PLAN

The Fund offers its shareholders a Dividend Reinvestment Plan (the "Plan"), which offers the opportunity to earn compounded yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as Plan agent for the common shareholders (the "Plan Agent"), unless an election is made to receive cash. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash, paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the holders of common shares in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as an agent for the participants, receive the cash payment and use it to buy common shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares in connection with the Plan.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received prior to dividend record date, otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in non-certificated form in the name of the participant. Proxy material relating to the shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on 1099-DIV should be the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days' written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (telephone 1-800-852-0218).

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
Telephone 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.



This page left intentionally blank.



This page left intentionally blank.



FOR YOUR
INFORMATION

TRUSTEES
James F. Carlin
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner*
Patti McGill Peterson*
Dr. John A. Moore*
Steven R. Pruchansky
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*

*Members of the Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and Compliance Officer

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT AND DIVIDEND DISBURSER

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660

TRANSFER AGENT FOR DARTS

Deutsche Bank Trust Company Americas
280 Park Avenue
New York, NY 10017

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

STOCK SYMBOL

Listed New York Stock Exchange: PGD

For shareholder assistance refer to page 18


HOW TO
CONTACT US

On the Internet                    www.jhfunds.com

By regular mail                    Mellon Investor Services
                                   85 Challenger Road
                                   Overpeck Centre
                                   Ridgefield Park, New Jersey 07660

Customer service representatives   1-800-852-0218

Portfolio commentary               1-800-344-7054

24-hour automated information      1-800-843-0090

TDD Line                           1-800-231-5469



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-852-0218
1-800-843-0090
1-800-231-5469 (TDD)

www.jhfunds.com


PRESORTED
STANDARD
U. S. POSTAGE
PAID
MIS


P40SA 1/03
      3/03